UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2010
                                                           ------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         001-31566                  42-1547151
-----------------------------   -----------------------    --------------------
(State or Other Jurisdiction)    (Commission File No.)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                     07306-4599
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers.
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     (c) Effective June 2, 2010,  Frank S. Muzio,  CPA joined The Provident Bank as First Vice President and Chief Accounting Officer. The Provident Bank is the wholly-owned savings bank subsidiary of Provident Financial Services, Inc. (the "Company"). Mr. Muzio will oversee accounting policy and financial reporting for the Company, and he will report to the Chief Financial Officer, Thomas M. Lyons.

     Mr. Muzio, age 57, has more than 25 years of experience in banking and financial services. Prior to joining The Provident Bank, Mr. Muzio was with Sovereign Bancorp as Senior Vice President - Controller of the NY Metro Division. Prior to that, he was Senior Vice President - Corporate Controller at Independence Community Bank Corp. Earlier in his career, he served as Senior Vice President - Corporate Planning and Analysis with Dime Bancorp.

     The Company has agreed to enter into a Change in Control Agreement with Mr. Muzio effective June 2, 2010. That change in control agreement, the form of which was filed as an Exhibit to the Company's December 31, 2009 Annual Report to Stockholders on Form 10-K (File No. 001-31566), provides certain benefits to Mr. Muzio in the event of a change in control of the Company or The Provident Bank. The agreement is for a term of 24 months, and provides that following a change in control, the executive is entitled to a severance payment if:

     o the executive's employment is terminated during the term of such agreement, other than for cause, disability, or retirement; or

     o the executive terminates employment during the term of the agreement for good reason.

     Good reason is generally defined to include:

     o the assignment of duties materially inconsistent with the executive's positions, duties or responsibilities as in effect prior to the change in control;

     o    a reduction in his or her base salary or fringe benefits;

     o a relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control; or

     o a failure by Provident to obtain an assumption of the agreement by its successor.

     The change in control severance payment is equal to two times the highest level of aggregate annualized base salary and other cash compensation paid to the executive during the calendar year termination occurs, or during either of the immediately preceding two calendar years, whichever is greater. In addition, the executive is generally entitled to receive life, health, dental and disability coverage for the remaining term of the agreement. Payments under the change in control agreement are reduced to the extent necessary to prevent an excess parachute payment under Section 280G of the Internal Revenue Code.

     There have been no transactions between Mr. Muzio and the Company or The Provident Bank of a nature reportable pursuant to Section 404 of SEC Regulation S-K.

     The Provident Bank issued a news release on June 3, 2010 to announce the appointment of Mr. Muzio. The full text of the news release is attached as an Exhibit to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

              (c) Exhibits.

              Exhibit No.               Description
              -----------               -----------

                 99.1                News release dated June 3, 2010.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           PROVIDENT FINANCIAL SERVICES, INC.


DATE:  June 4, 2010                 By:   /s/Christopher Martin
                                          ---------------------
                                          Christopher Martin,
                                          Chairman, President
                                          and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1              News release dated June 3, 2010.